UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020 (August 4, 2020)

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 4, 2020 (the “Closing Date”), Navistar International Corporation, a Delaware corporation (the “Company”), completed a certain tax-exempt bond financing in which the Illinois Finance Authority (the “IFA”) issued and sold $225,000,000 aggregate principal amount of Recovery Zone Facility Revenue Refunding Bonds (Navistar International Corporation Project) Series 2020 due October 15, 2040 (the “Bonds”). The Bonds were issued pursuant to an Indenture dated as of July 1, 2020 (the “Indenture”), between the IFA and Citibank, N.A., as Trustee (the “Trustee”). The proceeds of the Bonds were loaned by the IFA to the Company pursuant to a Loan Agreement dated as of July 1, 2020 (the “Loan Agreement”). The obligations of the Company under the Loan Agreement are evidenced by a Promissory Note (the “Note”) executed by the Company in favor of the IFA. The IFA has assigned the Note and certain of its rights under the Loan Agreement to the Trustee as security for the payment of the principal or purchase price of, premium, if any, and interest on, the Bonds. The Loan Agreement and the Note are senior unsecured obligations of the Company. The payment of principal or purchase price of, premium, if any, and interest on, the Bonds is guaranteed by a Bond Guarantee dated as of July 1, 2020 (the “Guarantee”) from Navistar, Inc., the wholly-owned and principal manufacturing subsidiary of the Company (the “Guarantor”), to the Trustee.

The Bonds were offered for sale by BofA Securities, Inc. (the “Underwriter”).

The Bonds are special, limited obligations of the IFA, payable out of the revenues and income derived under the Loan Agreement and the Guarantee. The proceeds from the issuance of the Bonds will be used, together with certain other funds of the Company, for the purposes of refunding (1) the $135,000,000 aggregate principal amount of IFA Recovery Zone Facility Revenue Bonds (Navistar International Corporation Project), Series 2010 due October 15, 2040 (the “ IFA 2010 Bonds”) and (2) $90,000,000 aggregate principal amount of The County of Cook, Illinois Recovery Zone Facility Revenue Bonds (Navistar International Corporation Project), Series 2010 due October 15, 2040 (the “Cook County Bonds”; together with the IFA Bonds , the “2010 Bonds”). Proceeds of the 2010 Bonds were used to (1) finance a portion of the cost of acquiring, constructing and equipping certain facilities (the “Projects”) either leased, or then owned or to be owned by the Company or one of its affiliates, including the consolidation of various operations into one central location, the expansion of a then existing warehouse facility and the development of certain industrial facilities, together with related facilities, improvements and equipment or (2) pay a portion of the interest accruing on the Bonds during construction of the Projects.

The Company’s payment obligations under the Loan Agreement correspond to the payment of principal and interest when and as due on the Bonds. The Bonds bear interest at the fixed rate of 4.75% per annum for an initial term interest rate period from August 4, 2020 through July 31, 2030 (the “Initial Term Interest Rate Period”), payable each April 15 and October 15, commencing April 15, 2021. Beginning on August 1, 2030, the Bonds are subject to optional redemption at the direction of the Company, in whole or in part. In addition, if the Company is acquired by TRATON SE or one of its affiliates, the Company may, at its option, redeem all, but not less than all, of the Bonds. In each case, the Company will pay a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date. The Bonds will be subject to mandatory tender for purchase on the business day following the last day of the Initial Term Interest Rate Period. Payment of the purchase price of the Bonds will be made from proceeds of remarketing the Bonds, by the Company pursuant to the Loan Agreement and the Note or by the Guarantor pursuant to the Guarantee. As provided in the Indenture, the interest rate on the Bonds may be converted and reconverted from one Interest Rate Period (as defined in the Indenture) to another Interest Rate Period. Upon a change in the Interest Rate Period, the Bonds will be subject to mandatory tender for purchase.

The Loan Agreement, among other things, (1) limits, in certain circumstances, the ability of the Company to engage in mergers or consolidations or transfer all or substantially all of its assets and (2) provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other agreements in the Loan Agreement; and defaults in, or failure to pay, certain other indebtedness. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee may, or upon the request of the holders of not less than 66-2/3% in aggregate principal amount of the then outstanding Bonds, shall declare all of such Bonds to be due and payable immediately.

Copies of the Loan Agreement, the Note and the Guarantee are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. A copy of the Indenture is also being filed herewith solely because certain terms used in the Loan Agreement are defined in the Indenture and therefore the Loan Agreement and Indenture are integrally related.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 which is responsive to this Item 2.03 of this Form 8-K is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Loan Agreement between the Illinois Finance Authority (‘IFA”) and the Company dated as of July 1, 2020 (including as an exhibit thereto, a copy of the Indenture relating to the Bonds dated July 1, 2020 between the IFA and Citibank, N.A., as Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture).

10.2	Form of Promissory Note (included in Exhibit 10.1)

10.3	Bond Guarantee in respect of the Bonds dated as of July 1, 2020 from Navistar, Inc. to Citibank, N.A., as Trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Navistar International Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as believe, expect, anticipate, intend, plan, estimate, or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2019, and our quarterly report on Form 10-Q for the period ended April 30, 2020. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Dated: August 6, 2020